SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )


   Filed by the Registrant      |X|
   Filed by a Party other than the Registrant   |_|
   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                        |_|  Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               INTELLIGROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
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   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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to  Exchange  Act Rule 0-11 (set  forth the  amount on which the  filing  fee is
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   |_| Check box if any part of the fee is offset as provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:

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   (2) Form, Schedule or Registration Statement no.:

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

                                                                 July 13, 2001



                               INTELLIGROUP, INC.

                               499 Thornall Street

                            Edison, New Jersey 08837





To Our Shareholders:

      You are most cordially invited to attend the 2001 Annual Meeting of Shareholders of Intelligroup, Inc. at 2:00 P.M., local time, on Thursday, August 16, 2001, at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                    Sincerely,


                                    /s/ Nagarjun Valluripalli

                                    Nagarjun Valluripalli
                                    Chief Executive Officer

                               INTELLIGROUP, INC.
                               499 Thornall Street
                            Edison, New Jersey 08837


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held Thursday, August 16, 2001



      The Annual Meeting of Shareholders (the "Meeting") of INTELLIGROUP, INC., a New Jersey corporation (the "Company"), will be held at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey, on Thursday, August 16, 2001, at 2:00 P.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1996 Stock Plan, as amended (the "1996 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1996 Plan from 4,700,000 to 5,200,000 shares and to reserve an additional 500,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted or for the issuance of stock purchase rights under the 1996 Plan;

(3) To ratify the appointment of Arthur Andersen LLP as independent auditors for the year ending December 31, 2001; and

(4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock of record at the close of business on June 25, 2001 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be open to the examination of any shareholder at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                    By Order of the Board of Directors



                                    /s/ Nagarjun Valluripalli

                                    Nagarjun Valluripalli
                                    Chief Executive Officer

Edison, New Jersey
July 13, 2001

        The Company's 2000 Annual Report accompanies the Proxy Statement.

                               INTELLIGROUP, INC.
                               499 Thornall Street
                            Edison, New Jersey 08837


                                 PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intelligroup, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, August 16, 2001 (the "Meeting"), at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey, at 2:00 P.M., local time, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $.01 par value ("Common Stock"), as of the close of business on June 25, 2001, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 16,630,125 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

      If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR a proposal to amend the Company's 1996 Stock Plan, as amended (the "1996 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1996 Plan from 4,700,000 to 5,200,000 shares and to reserve an additional 500,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted or for the issuance of stock purchase rights under the 1996 Plan, (iii) FOR the ratification of the appointment of Arthur Andersen LLP as independent auditors for the year ending December 31, 2001, and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of the shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present in person or by proxy.

      Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy card, is being mailed to the shareholders of the Company on or about July 13, 2001. The Company's Annual Report to shareholders of the Company for the year ended December 31, 2000, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all shareholders of record as of June 25, 2001. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of June 25, 2001.

                              ELECTION OF DIRECTORS


      At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified.

      It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. The persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

      The current members of the Board of Directors who are also nominees for election to the Board are:

                                     SERVED AS A    POSITIONS WITH
NAME                         AGE   DIRECTOR SINCE   THE COMPANY
----                         ---   --------------   --------------

Nagarjun Valluripalli.....   33         1994        Chief Executive Officer and
                                                     Director

Rajkumar Koneru...........   31         1994        Director

Klaus P. Besier...........   49         1996        Director

Dennis McIntosh ..........   45         2000        Director

Gregory S. Dimit..........   44         2001        Director

      The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

      Nagarjun Valluripalli joined the Company in March 1994 and currently serves as Chief Executive Officer and as a Director of the Company. From January 4, 2000 until December 15, 2000, Mr. Valluripalli served as Co-Chief Executive Officer. Mr. Valluripalli served as Chairman of the Board of the Company until January 4, 2000. From March 1994 through October 1997, Mr. Valluripalli served as an Executive Vice President of the Company. In May 1993, Messrs. Koneru and Valluripalli co-founded Oxford Systems, Inc., a systems integration company ("Oxford"). In March 1994, Messrs. Koneru and Valluripalli sold all of the issued and outstanding capital stock of Oxford to the Company. Prior to founding Oxford, from 1990, Mr. Valluripalli was marketing manager for VJ Infosystems, a software training and services company. Mr. Valluripalli also served on the Board of Directors of SeraNova, Inc., formerly a majority-owned subsidiary of the Company spun off from the Company in a tax-free distribution to its shareholders on July 5, 2000, until March 8, 2001.

      Rajkumar Koneru currently serves as a Director of the Company and, until March 8, 2001, was the Chairman of the Board of Directors, President and Chief Executive Officer of SeraNova, Inc., formerly a majority-owned subsidiary of the Company spun off from the Company in a tax-free distribution to its shareholders on July 5, 2000. Since March 2001, Mr. Koneru has served as Chairman and Founder of Clearmist Technologies Pvt. Ltd. From April 1996, when Mr. Koneru joined the Company, until his resignation as Co-Chief Executive Officer in January 2000, Mr. Koneru had held various executive positions with the Company. From April 1998 until May 1999, Mr. Koneru served as Co-Chairman of the Board of the Company. From October 1997 until April 1998, Mr. Koneru served as President of U.S. Operations of the Company. From April 1996 through October 1997, Mr. Koneru served as an Executive Vice President of the Company. In May 1993, Messrs. Koneru and Valluripalli co-founded Oxford. In March 1994, Messrs. Koneru and Valluripalli sold all of the issued and outstanding capital stock of Oxford to the Company. From June 1992 through December 1992, Mr. Koneru was a consultant with Super Solutions Corporation and, from March 1993 until March 1996 he was a consultant for the Boston Group, each an information technology consulting firm. Following consummation of the Company's transaction with Oxford, Mr. Koneru continued to be employed by the Boston Group, which subcontracted Mr. Koneru's services to the Company. Mr. Koneru also serves as the Chairman of the Board of Directors of IndiaInfo.com Private Limited and Visual Interactive, Inc.

      Klaus P. Besier served as a Director of the Company from December 1996 until his resignation in April 1999. Mr. Besier rejoined the Board upon his election by the Board in May 1999. Since July 1997, Mr. Besier has served as President, Chief Executive Officer and a Director of FirePond, Inc., a publicly-traded provider of e-business solutions. From 1996 to 1997, Mr. Besier was Chairman and Chief Executive Officer of Primix Solutions. From 1992 to 1996, Mr. Besier served as Chief Executive Officer and President of SAP America, Inc., a subsidiary of SAP AG and a leading provider of client/service business application solutions software. Prior to joining SAP America, Inc., Mr. Besier was Corporate Vice President and general manager of a subsidiary of Hoechst Celanese. Mr. Besier is also a Director of EXE Technologies.

      Dennis McIntosh was elected to the Board of Directors of the Company in February 2000. Since April 1999, Mr. McIntosh has served as Executive Vice President of SBLI Mutual Life Insurance Company of New York, Inc., and has fifteen years of business experience in insurance operations and technology, financial management and consulting. From March 1997 until April 1999, Mr. McIntosh served as Senior Manager at Ernst & Young Consulting, LLP. Prior to that, from September 1993 until March 1997, Mr. McIntosh served as CIO & Vice President of Operations at Blue Cross and Blue Shield of Massachusetts. From May 1986 to September 1993, Mr. McIntosh served as Audit Director for Reed Elsevier Corporation. From May 1985 to May 1986, Mr. McIntosh served as Audit Manager for Chelsea Industries. From May 1981 to May 1985 he served as an auditor for GTE Corporation. From May 1981 to May 1983, Mr. McIntosh served as an auditor at Coopers and Lybrand. Mr. McIntosh received a Masters of Business Administration degree from The University of Connecticut in 1981 and is a certified public accountant.

      Gregory S. Dimit was elected to the Board of Directors of the Company in June 2001. Since May 2000, Mr. Dimit has been employed as an independent financial consultant. From January 2000 until May 2000, Mr. Dimit served as
Director, Mergers and Acquisitions for Lycos, Inc. Prior to that, from 1990 until 1999, Mr. Dimit held several senior level positions with United Asset Management, Inc., most recently, Senior Vice President-Business Development. From January 1980 until December 1990, Mr. Dimit served in various audit positions, including Senior Manager, for Price Waterhouse. Mr. Dimit received a Bachelor of Arts degree from California State University.

      All Directors hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There are no family relationships among any of the executive officers, Directors and key employees of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

      The  Board  of  Directors  has  an  Audit  Committee  and  a  Compensation
Committee.

      Audit Committee.  The primary  responsibilities of the Audit Committee, as
      ---------------
more fully set forth in the Audit Committee Charter adopted by the Company on May 1, 2000, and attached hereto as Appendix A, include, among other things, (i) evaluating, and recommending to the Board of Directors the engagement of, the Company's independent auditors, (ii) reviewing the results of their auditing findings, and (iii) monitoring on a periodic basis the internal controls of the Company.

      Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with the management of the Company. Additionally, the Audit Committee has discussed with the independent auditors the matters required by SAS 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the years ended December 31, 2000 audited by Arthur Andersen LLP be included in the Company's Annual Report on SEC Form 10-K.

      Each current Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Audit Committee currently consists of Messrs. Besier, McIntosh and Dimit. During 2000, the following Directors and former Director were, at various times, members of the Audit Committee: Klaus Besier, Dennis McIntosh and Ashok Pandey(1). The Audit Committee was established in June 1996 and held 3 meetings during fiscal 2000.

      Compensation   Committee.   The  Compensation  Committee  administers  the
      ------------------------
Company's 1996 Stock Plan and approves salaries and certain incentive compensation for management and key employees of the Company. The Compensation Committee currently consists of Messrs. Valluripalli, Besier and McIntosh. During 2000, the following Directors were, at various times, members of the Compensation Committee: Nagarjun Valluripalli, Rajkumar Koneru, Klaus Besier and Dennis McIntosh. The Compensation Committee was established in June 1996 and held 3 meetings during 2000.

      There were 8 meetings of the Board of Directors during 2000. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a Director and the total number of meetings held by the committee on which he served during the period, if applicable.

----------

(1) Ashok Pandey served as a Director of the Company from the Company's inception in 1987 until December 15, 2000. Mr. Pandey resigned as a Director, employee and Co-Chief Executive Officer of the Company on December 15, 2000 to pursue other business interests.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee has furnished the following report:

To the Board of Directors of Intelligroup, Inc.:

      The Audit Committee of the Company's Board of Directors is currently composed of 3 members and acts under a written charter first adopted and approved on May 1, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held 3 meetings during 2000.

      Management  is  responsible  for the Company's  internal  controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

      o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;
      o     the  Company's  financial   disclosure   documents,   including  all
            financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;
      o changes in the Company's accounting practices, principles, controls or methodologies;
      o significant developments or changes in accounting rules applicable to the Company; and
      o the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

      The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2000 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

      o     methods to account for significant unusual transactions;
      o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
      o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and
      o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

      The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing of all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

      Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                              By the Audit Committee of the Board of Directors of Intelligroup, Inc.
                              (as currently constituted )

                              Klaus P. Besier
                              Dennis McIntosh
                              Gregory S. Dimit

COMPENSATION OF DIRECTORS

      On April 27, 1999, the Company's Board of Directors adopted a policy to compensate each non-employee Director who is elected to the Company's Board of Directors after such date. The Board of Directors established a cash payment of $1,500 per meeting for each meeting attended in person by each such Director ($750 per meeting for each meeting attended by conference call). Additionally, the Board of Directors established a cash payment of $500 per Committee meeting attended, whether in person or by conference call and including Committee meetings attended in person in conjunction with a regularly scheduled Board meeting. Other than Messers. Koneru, Besier, McIntosh and Dimit, who are compensated pursuant to such policy, Directors do not otherwise receive cash compensation pursuant to such policy. The Company does provide reimbursement to Directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors.

      In addition, on June 3, 1996, the Board of Directors approved and shareholders adopted the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan") which became effective on July 12, 1996. The Director Plan provides for the grant of options to purchase a maximum of 140,000 shares of Common Stock of the Company to non-employee Directors of the Company. The Director Plan is administered by the Board of Directors.

      Each person who was a Director of the Company on the effective date of the Company's initial public offering or became or will become a Director of the Company thereafter, and who is not also an employee or officer of the Company, was or shall be granted, on the date of such initial public offering or the date on which he or she became or becomes a Director, whichever is later, an option to purchase 20,000 shares of Common Stock, at an exercise price per share equal to the then fair market value of the shares. No subsequent grants are permitted to such individuals under the Director Plan. All options become exercisable in five equal annual installments commencing one year after the date of grant provided that the optionee then remains a Director at the time of vesting of the installments. The right to exercise annual installments of options will be reduced proportionately based on the optionee's actual attendance at Directors' meetings if the optionee fails to attend at least 80% of the Board of Directors' meetings held in any calendar year. The term of each option will be for a period of ten years from the date of grant, unless sooner terminated in accordance with the Director Plan. Options may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. The Director Plan terminates on the earlier of May 31, 2006 or at such time as all shares of Common Stock currently or hereafter reserved for issuance shall have been issued.

      During 2000, the following Directors were granted options to purchase shares of Common Stock under the Company's Director Plan.

                        NUMBER OF
                          SHARES
                        UNDERLYING                            EXERCISE PRICE
 DIRECTOR            OPTIONS GRANTED      GRANT DATE             PER SHARE
 --------            ---------------      ----------          --------------

 Dennis McIntosh         20,000         February 22, 2000         $39.125

      Members of the Board of Directors, including non-employee Directors, also are eligible to receive option grants pursuant to the 1996 Plan.

      During 2000, no options to purchase shares of Common Stock were granted to Directors under the Company's 1996 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Except as set forth below, based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

      Klaus P. Besier filed a Form 5 on February 11, 2000 reporting the sale of 5,000 shares of the Company's Common Stock on April 14, 1999. Such sale should have been reported and filed on a Form 4 no later than May 10, 1999.

      Nagarjun Valluripalli filed a Form 4 on January 26, 2001 reporting the sale of an aggregate of 7,500 shares of the Company's Common Stock during December 2000. Such sales should have been reported and filed on a Form 4 no later than January 10, 2001.

      Matthew Shocklee filed a Form 3 and a Form 4 on June 14, 2000. Such Form 3 and Form 4 should have been filed no later than May 11, 2000 and June 10, 2000, respectively.

                               EXECUTIVE OFFICERS

      The  following  table  identifies  the current  executive  officers of the
Company:

                                    CAPACITIES IN                 IN CURRENT
NAME                          AGE   WHICH SERVED                  POSITION SINCE
----                          ---   ------------                  --------------

Nagarjun Valluripalli......   33    Chief Executive Officer             2000
                                       and Director
Nicholas Visco(1)..........   41    Senior Vice President-Finance       2000
                                      & Administration, Chief
                                      Financial Officer,
                                      Treasurer and Secretary
----------

(1) Nicholas Visco joined the Company in July 1998 and currently serves as Senior Vice President - Finance & Administration, Chief Financial Officer, Treasurer and Secretary. Mr. Visco was appointed Vice President-Finance and Chief Financial Officer in October 1999. Additionally, Mr. Visco was appointed Treasurer and Secretary in November 1999. From July 1998 through September 1999, Mr. Visco served as the Company's Corporate Controller. Prior to joining the Company, from September 1993 until July 1998, Mr. Visco served as Director of Financial Planning and Corporate Controller for Xpedite Systems, Inc., a provider of enhanced messaging services. Mr. Visco received his undergraduate degree from Rutgers University in Economics and Accounting and is a Certified Public Accountant.

      None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 2000 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 1998, 1999 and 2000.

                                  SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------
                                                                      LONG-TERM
                                      ANNUAL COMPENSATION              COMPEN-
                                                                       SATION
                              --------------------------------------------------------------
                                                                       AWARDS
                              --------------------------------------------------------------
                                                            OTHER
                                                            ANNUAL     SECURITIES   ALL OTHER
                                                            COMPEN-    UNDERLYING    COMPEN-
NAME AND PRINCIPAL POSITION      YEAR    SALARY    BONUS    SATION     OPTIONS       SATION
                                          ($)       ($)       ($)        (#)           ($)
     (a)                         (b)      (c)       (d)     (e)(1)       (g)         (i)(2)
--------------------------------------------------------------------------------------------
Nagarjun Valluripalli(3)....    2000    349,992        --      --      300,000(4)     6,700
  Chief Executive Officer       1999    252,798        --      --      300,000        6,790
                                1998    220,400        --      --           --        3,552

Nicholas Visco..............    2000    158,333    50,000      --      117,500(5)        --
  Senior Vice President -       1999    127,500    20,000      --       50,000           --
  Finance & Administration      1998     53,333     4,000      --       10,000           --
  Chief Financial Officer,
  Treasurer and Secretary

Ashok Pandey(6).............    2000    335,409        --      --      300,000(4)     1,700
                                1999    252,798        --      --      300,000        1,700
                                1998    220,400        --    4,700          --       11,570

Matthew Shocklee(7).........    2000    262,500    15,000      --      250,000(8)        --
                                1999    427,826    45,000      --      100,000           --
                                1998     21,277        --      --      100,000           --

Rajkumar Koneru(9)..........    2000    175,000        --      --      300,000(4)     1,700
                                1999    252,798        --      --      300,000        1,690
                                1998    220,400        --      --           --        3,312

----------
(1)   Represents car insurance payments by the Company.

(2) Represents the value of insurance premiums paid by the Company with respect to whole life insurance for the benefit of the Named Executives. With respect to Mr. Pandey, such amount excludes payments made after the end of the fiscal year pursuant to the terms of the Release Agreement (as hereinafter defined), including, among other things (i) a lump sum payment of $350,000; and (ii) payment for accrued vacation in the amount of $20,191. All required deductions, in accordance with the Company's regular payroll practices, will or have been deducted from each of such payments. With respect to Mr. Shocklee, such amount excludes payments made after the end of the fiscal year pursuant to the terms of the Separation Agreement (as hereinafter defined), including, among other things (i) a lump sum payment of $275,000 less the outstanding balance of $100,000 on the Note (as hereinafter defined); and (ii) payment for accrued vacation time in the amount of $9,231.

(3) On January 4, 2000, Nagarjun Valluripalli was named Co-Chief Executive Officer and on December 15, 2000, Mr. Valluripalli was named Chief Executive Officer upon Ashok Pandey's resignation as Co-Chief Executive Officer and as a Director and employee of the Company.

(4) Represents stock options granted during fiscal year 1999, the exercise price of which the Company adjusted to reflect the impact of the spin-off by the Company of SeraNova, Inc.

(5) Represents stock options previously granted to Mr. Visco during fiscal 1998, 1999 and 2000 and which were outstanding as of July 5, 2000, the exercise price of which the Company adjusted to reflect the impact of the spin-off by the Company of SeraNova, Inc.

(6) On January 4, 2000, Ashok Pandey was named Co-Chief Executive Officer of the Company. Mr. Pandey resigned his position as Co-Chief Executive Officer and as a Director and employee of the Company on December 15, 2000.

(7)   Matthew  Shocklee  was  appointed  President  of ASPPlus  Solutions  North
      America of the Company on September 1, 1999 and was elected as an executive officer of the Company on May 1, 2000. On December 7, 2000, Mr. Shocklee resigned his position as President of ASPPlus Solutions North America and as an employee of the Company.

(8) Represents 250,000 shares of Common Stock of the Company underlying stock options previously granted to Mr. Shocklee during fiscal 1998, 1999 and 2000 and which were outstanding as of July 5, 2000, the exercise price of which the Company adjusted to reflect the impact of the spin-off by the Company of SeraNova, Inc.

(9) Rajkumar Koneru was named Co-Chief Executive Officer and President on May 24, 1999. He resigned from such positions in January 2000 to assume the positions of Chairman of the Board, President and Chief Executive Officer of SeraNova, Inc., formerly a majority-owned Internet solutions subsidiary spun-off from the Company in a tax-free distribution to its shareholders on July 5, 2000.

OPTION GRANTS IN 2000

      The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1996 Plan during 2000 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                                        OPTION GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------------------------
                                                Individual Grants
-------------------------------------------------------------------------------------------------------------------
                                              PERCENT OF
                                                TOTAL
                               NUMBER OF       OPTIONS                                  POTENTIAL REALIZABLE VALUE
                              SECURITIES      GRANTED TO                                  AT ASSUMED ANNUAL RATES
                              UNDERLYING      EMPLOYEES                                        OF STOCK PRICE
                                OPTIONS       IN FISCAL    EXERCISE OR    EXPIRATION     APPRECIATION FOR OPTION
        Name                    GRANTED         YEAR       BASE PRICE       DATE                 TERM(2)
                                (#)(1)                      ($/SH)                         5%($)         10%($)
         (a)                      (b)            (c)          (d)            (e)            (f)           (g)
-------------------------------------------------------------------------------------------------------------------

Nagarjun Valluripalli.....     300,000(3)       6.2%        2.799(5)       10/04/04       528,087       1,338,230

Nicholas Visco............       7,500(3)       0.2%        5.927(5)       07/01/08        27,956          70,844

                                50,000(3)       1.0%        2.166(5)       09/29/09        68,110         172,598

                                60,000(4)       1.2%        2.000          11/01/10        75,468         191,244

Ashok Pandey..............     300,000(3)       6.2%        2.799(5)       12/15/02       528,087       1,338,230

Matthew Shocklee..........      75,000(3)       1.5%        5.109(5)       12/09/08(6)     240,979        610,666

                                55,000(3)       1.1%        1.778(5)       08/11/09(6)      61,500        155,848

                                25,000(3)       0.5%        1.799(5)       08/19/09(6)      28,285         71,677

                                50,000(3)       1.0%        5.314(5)       05/01/10(6)     167,099        423,446

Rajkumar Koneru...........     300,000(3)       6.2%        2.799(5)       10/04/04        528,087      1,338,230

----------

(1) Unless otherwise noted, such options were granted pursuant to the Company's 1996 Plan. The 1996 Plan was adopted by the Board of Directors and approved by the shareholders of the Company on June 3, 1996, and became effective on July 12, 1996. A total of 4,700,000 shares are reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1996 Plan, 4,417,519 of which have been granted as of December 31, 2000. Those eligible to receive stock option grants or stock purchase rights under the 1996 Plan include employees, non-employee Directors and consultants. The 1996 Plan is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the provisions of the 1996 Plan, the administrator of the 1996 Plan has the discretion to determine the optionees and/or grantees, the type of options to be granted (incentive stock options ("ISOs") or non-qualified stock options ("NQSOs")), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 1996 Plan. The exercise price of an ISO may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The exercise price of a NQSO may not be less than 85% of the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The purchase price of shares issued pursuant to stock purchase rights may not be less than 50% of the fair market value of such shares as of the offer date of such rights. The options terminate not more than ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the outstanding shares of capital stock may be no longer than five years. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets in which the successor corporation does not assume outstanding options or issue equivalent options, the Board of Directors of the Company is required to provide accelerated vesting of outstanding options. The 1996 Plan terminates on July 11, 2006 unless sooner terminated by the Board of Directors.

(2) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the SEC's rules. Actual gains, if any, on stock option exercises are dependant on the future performance of the common stock, overall market conditions and the option holders continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(3) Represents the number of shares of Common Stock of the Company underlying stock options previously granted to such person which were outstanding as of July 5, 2000, the exercise price of which the Company adjusted to reflect the impact of the spin-off by the Company of SeraNova, Inc.

(4) Represents non-qualified stock options granted outside of the Company's 1996 Plan.

(5) Represents the adjusted exercise price reflecting the impact of the spin-off by the Company of SeraNova, Inc.

(6) Pursuant to the terms of the Separation Agreement (as hereinafter defined), all of Mr. Shocklee's unvested options which would have vested by December 31, 2000 were deemed vested immediately. Such options terminated to the extent not exercised by Mr. Shocklee by March 10, 2001.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND YEAR-END OPTION VALUES

      The following table sets forth information concerning each exercise of options during 2000 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------
                                                      NUMBER OF
                                                      SECURITIES      VALUE OF
                                                      UNDERLYING    UNEXERCISED
                                                     UNEXERCISED    IN-THE-MONEY
                                                      OPTIONS AT     OPTIONS AT
                                                        FISCAL         FISCAL
                          SHARES                       YEAR-END       YEAR-END
                       ACQUIRED ON       VALUE           (#)           ($)(1)
       NAME              EXERCISE       REALIZED     EXERCISABLE/   EXERCISABLE/
                           (#)            ($)       UNEXERCISABLE  UNEXERCISABLE
        (a)                (b)            (c)            (d)            (e)
--------------------------------------------------------------------------------
Nagarjun Valluripalli..     --             --        75,000/225,000      --/--

Nicholas Visco.........    2,500         67,180      32,500/85,000       --/--

Ashok Pandey(2)........     --             --       300,000/--           --/--

Matthew Shocklee(3)....     --             --        45,000/--           --/--

Rajkumar Koneru........     --             --        75,000/225,000      --/--

----------

(1) Based on a year-end fair market value of the underlying securities equal to $0.875 less the exercise price for such shares.

(2) Pursuant to the terms of the Release Agreement (as hereinafter defined), all of Mr. Pandey's unvested options were deemed vested immediately.

(3) Pursuant to the terms of the Separation Agreement (as hereinafter defined), all of Mr. Shocklee's unvested options which would have vested by December 31, 2000 were deemed vested immediately.

EMPLOYMENT AGREEMENTS, CHANGE-IN-CONTROL AGREEMENTS, INDEMNIFICATION AGREEMENTS, NON-COMPETITION, NON-DISCLOSURE AND NON-SOLICITATION AGREEMENTS

      Mr. Visco entered into an employment agreement with the Company commencing October 1, 1999. Such employment agreement, as amended on November 1, 2000, is terminable at will by either party upon 30 days notice. Pursuant to the terms of such agreement, Mr. Visco is entitled to, among other things, (i) an annual base salary of $200,000; (ii) a potential annual bonus of 50% of such base salary; and (iii) continuation of base salary payments for a twelve (12) month period and a pro-rata bonus payment in the event of the Company's termination of Mr. Visco's employment with the Company without cause. In addition to the provisions of such agreement requiring Mr. Visco to maintain the confidentiality of the Company's proprietary information and assign inventions to the Company, Mr. Visco has agreed that during the term of his employment and for a period of one year following the termination of his employment with the Company, he shall not, among other things, (i) interfere with the Company's customer relationships or
(ii) solicit the Company's employees, executives and affiliates.

      On December 15, 2000, Mr. Pandey resigned as the Company's Co-Chief Executive Officer and as a director and employee of the Company. As a result of such resignation, Mr. Pandey entered into an Agreement and General Release (the "Release Agreement") with the Company. Under the terms of the Release Agreement, the Company has paid or provided or will pay or provide to Mr. Pandey among other things (i) a lump sum payment of $350,000 payable within seven days of executing the Release Agreement; and (ii) payment for accrued vacation time not to exceed fifteen (15) days. All required deductions in accordance with the Company's regular payroll practices, will or have been deducted from each of such payments. The above agreements require Mr. Pandey to, among other things, maintain the confidentiality of Company information; and for a period of two years, not solicit the Company's customers or employees.

      Mr. Shocklee entered into an employment agreement with the Company commencing November 18, 1998. Mr. Shocklee was appointed President of ASPPlus Solutions North America of the Company on September 1, 1999 and was elected as an executive officer of the Company on May 1, 2000. Mr. Shocklee resigned as the Company's President of ASPPlus Solutions North America and as an employee of the Company on December 7, 2000. As a result of such resignation, Mr. Shocklee entered into a separation agreement and General Release, Waiver and Continuing Obligations Agreement (together, the "Separation Agreement") with the Company. Under the terms of the Separation Agreement, the Company has paid or will pay to Mr. Shocklee among other things (i) a lump sum payment of $275,000 less the outstanding balance of $100,000 on the Note (as hereinafter defined), payable on the first payroll date after executing the Separation Agreement; and (ii) payment for accrued vacation time. All required deductions in accordance with the Company's regular payroll practices, will or have been deducted from each of such payments. The above agreements require Mr. Shocklee to, among other things, maintain the confidentiality of Company information; and for a period of one year, not solicit the Company's customers or employees.

      In addition to the foregoing, the Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

      Substantially all of the Company's employees have agreed, pursuant to written agreement, not to compete with the Company, not to disclose Company information and not to solicit Company employees.

REPRICING OF OPTIONS

      The following table sets forth information concerning all repricings of stock options held by any executive officer during the last 10 completed fiscal years.

      As of July 6, 2000, the exercise price of all employee and director stock options was adjusted to offset the reduction in option value caused by the spin-off of SeraNova, Inc., the majority-owned subsidiary of the Company prior to such spin-off. The exercise price of each stock option grant outstanding as of July 5, 2000, was adjusted based on the percentage change in closing price of the Company's stock on the distribution date of July 5, 2000, and the ex-dividend date of July 6, 2000. In accordance with FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation," the Company has concluded that there are no accounting consequences for changing the exercise price of outstanding stock options as a result of the spin-off.

                                     10-YEAR OPTION REPRICING
-------------------------------------------------------------------------------------------------
                                                                                        LENGTH OF
                                                                                        ORIGINAL
                                        NUMBER OF                                        OPTION
                                       SECURITIES   MARKET PRICE    EXERCISE              TERM
                                       UNDERLYING   OF STOCK AT     PRICE AT    NEW     REMAINING
                                        OPTIONS       TIME OF       TIME OF   EXERCISE  AT DATE OF
        NAME                  DATE      REPRICED     REPRICING     REPRICING   PRICE    REPRICING
                                          (#)         ($/SH)        ($/SH)      ($)        ($)
         (a)                   (b)        (c)           (d)          (e)        (f)        (g)
-------------------------------------------------------------------------------------------------

Nagarjun Valluripalli...... 07/06/00    300,000        4.625         8.56     2.799     4yr., 3mo.
  Chief Executive Officer

Nicholas Visco............. 07/06/00     50,000        4.625         6.625    2.166     9yr., 2mo.
  Senior Vice President -
  Finance & Administration  07/06/00      7,500        4.625        18.125    5.927     8yr., 0mo.
  Chief Financial Officer
  Treasurer and Secretary

Ashok Pandey............... 07/06/00    300,000        4.625         8.56     2.799     4yr., 3mo.

Matthew Shocklee........... 07/06/00     50,000        4.625        16.25     5.314     9yr., 10mo.

                            07/06/00     25,000        4.625         5.50     1.799     8yr., 11mo.

                            07/06/00     55,000        4.625         5.4375   1.778     8yr., 11mo.

                            07/06/00     75,000        4.625        15.625    5.109     8yr., 5mo.

Rajkumar Koneru............ 07/06/00    300,000        4.625         8.56     2.799     4yr., 3mo

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee currently consists of Messrs. Valluripalli, Besier and McIntosh. During 2000, the following Directors were, at various times, members of the Compensation Committee: Nagarjun Valluripalli, Rajkumar Koneru, Klaus Besier and Dennis McIntosh. Messrs. Besier and McIntosh have not served as either an officer or employee of the Company or any of its subsidiaries at any time. Mr. Koneru resigned as an officer and employee of the Company in January 2000, but has continued to serve as a director of the Company. Mr. Valluripalli currently serves, and during 2000 served, as Chief Executive Officer and as a Director of the Company. Mr. Besier serves as the Chief Executive Officer of FirePond, Inc. (formerly Clear With Computers, Inc.) ("FirePond"). During 2000, the Company provided services to FirePond which produced revenues for the Company totaling approximately $307,000. The Company also provided implementation services to various end clients, as a sub-contractor to FirePond. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates. There are no, and during 2000 there were no, Compensation Committee Interlocks.

PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Index and Peer Group Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.



    [THE FOLLOWING TABLE WAS REPRESENTED AS A GRAPH IN THE PRINTED MATERIAL]



                        9/26/96  12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
                        -------  -------- --------  --------  --------  --------

Intelligroup, Inc.....  $100.00  $ 81.48  $141.67   $132.41   $183.33   $  6.48

Nasdaq Market Index...  $100.00  $104.83  $128.44   $181.10   $335.15   $202.36

Peer Group Index
   (Capitalization
   Weighted)(3).......  $100.00  $106.66  $137.15   $127.34   $229.31   $ 33.12

----------

(1) Graph assumes $100 invested on September 26, 1996 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index (capitalization weighted).

(2)   Cumulative total return assumes reinvestment of dividends.

(3) The Company has constructed a Peer Group Index of other information technology consulting firms consisting of Cambridge Technology Partners, Inc., Sapient Corporation, Technology Solutions Company, Renaissance Worldwide Inc., Answer Think Consulting Group, Inc., Marchfirst, Inc., Igate Capital Corporation, Complete Business Solutions, Inc. and Computer Horizons Corp.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee has furnished the following report:

      The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

      Some of the Named Executives are subject to employment agreements which establish salaries and other terms of employment. The Compensation Committee, however, generally reviews and approves base salary levels for executive officers of the Company at or about the start of the fiscal year and approves actual bonuses after the end of the fiscal year based upon Company and individual performance. The Compensation Committee also administers the Company's 1996 Plan.

      The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

      Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

      Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and focuses on the contribution to these results of a business unit or division, and the executive's individual performance in achieving the results.

      The stock option program is designed to relate executives' and certain middle managers' and other key personnel long-term interests to shareholders' long-term interests. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives. The Company adjusted the exercise price of all employee and director stock options outstanding as of July 5, 2000 to reflect the impact of the spin-off by the Company of SeraNova, Inc.

      Based on review of available information, the Committee believes that the current Chief Executive Officers' total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officers' compensation.

                                    Compensation Committee Members
                                    (as currently constituted )
                                    Nagarjun Valluripalli
                                    Klaus P. Besier
                                    Dennis McIntosh

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

      There are, as of June 25, 2001, approximately 72 holders of record and 4,539 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of June 25, 2001, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees),
(iii) each of the Company's Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of the Company address.

                                          AMOUNT AND NATURE OF       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP(1)   OF CLASS(2)
------------------------------------     -----------------------   -----------

(i)   Certain Beneficial Owners:

Ashok Pandey(3)........................         2,176,583               12.9%
Nagarjun Valluripalli(4)...............         2,296,221               13.7%
Rajkumar Koneru(5).....................         2,024,720               12.1%
NSA Investments, LLC(6)................         1,398,980                8.4%

(ii) Directors (which includes all
     nominees) and Named Executives who
     are not set forth above:

Klaus Besier(7)........................            22,000                 *
Dennis McIntosh(8).....................             4,000                 *
Gregory Dimit..........................                --                --
Nicholas Visco(9)......................            33,300                 *
Matthew Shocklee(10)...................            34,150                 *

(iii) All Directors and executive
      officers as a group
      (8 persons)(11)..................         6,590,974               38.5%

----------
 * Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 16,630,125 shares of Common Stock outstanding on June 25, 2001, plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after June 25, 2001.

(3) Represents 1,876,583 shares of Common Stock owned of record and 300,000 shares of Common Stock underlying options, granted to Mr. Pandey which are exercisable as of June 25, 2001 or sixty (60) days after such date. On July 23, 1998, Ashok Pandey, by way of gift, transferred 1,500,000 shares of Common Stock into a Trust. Pursuant to the terms and conditions of such Trust, Mr. Pandey received an annual annuity from such Trust with a final distribution being made to Mr. Pandey on January 30, 2001. The address for Mr. Pandey is 944 Stuart Road, Princeton, New Jersey 08540. Mr. Pandey resigned as an officer, director and employee of the Company on December 15, 2000.

(4) Represents 2,199,221 shares of Common Stock owned of record, 22,000 shares of Common Stock owned indirectly as spouse, as of June 25, 2001, and 75,000 shares of Common Stock underlying options, granted to Mr. Valluripalli which are exercisable as of June 25, 2001 or sixty (60) days after such date. Excludes 225,000 shares of Common Stock underlying options which become exercisable over time after such period.

(5) Represents 1,949,720 shares of Common Stock owned of record as of June 25, 2001, and 75,000 shares of Common Stock underlying options, granted to Mr. Koneru which are exercisable as of June 25, 2001 or sixty (60) days after such date. Excludes 225,000 shares of Common Stock underlying options which become exercisable over time after such period.

(6) The address for NSA Investments, LLC is 250 Engamore Lane, Suite 102, Norwood, Massachusetts 02062. The information set forth on the table is based solely upon data derived from a Schedule 13-D/A filed by such shareholder.

(7) Includes 2,000 shares of Common Stock owned indirectly as spouse and 20,000 shares of Common Stock underlying options, granted to Mr. Besier as a director of the Company, which are exercisable as of June 25, 2001 or sixty (60) days after such date. Excludes 20,000 shares of Common Stock underlying options which became exercisable over time after such period.

(8) Represents 4,000 shares of Common Stock underlying options which are exercisable as of June 25, 2001 or sixty (60) days after such date. Excludes 16,000 shares of Common Stock underlying options which become exercisable over time after such period.

(9) Includes 800 shares of Common Stock owned of record and 32,500 shares of Common Stock underlying options which are exercisable as of June 25, 2001 or sixty (60) days after such date. Excludes 85,000 shares of Common Stock underlying options which become exercisable after such period.

(10) Represents 34,150 shares to Common Stock owned of record. The address for Mr. Shocklee is 615 Galway Drive, Roswell, Georgia 30076. Mr. Shocklee resigned as an officer and employee of the Company on December 7, 2000.

(11) Includes an aggregate of 506,500 shares of Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of June 25, 2001 or within sixty (60) days after such date. Excludes 571,000 shares underlying options granted to executive officers and Directors which become exercisable over time after such period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Messrs. Pandey, Koneru and Valluripalli were the sole shareholders of Intelligroup Asia Private Ltd. ("Intelligroup Asia"). Historically, Intelligroup Asia operated the Advanced Development Center in Hyderabad, India for the sole and exclusive use and benefit of the Company and all contracts and commercial arrangements of Intelligroup Asia were subject to prior approval by the Company. The Company and Messrs. Pandey, Koneru and Valluripalli entered into an agreement pursuant to which the Company would, subject to necessary Indian government approvals, acquire the shares of Intelligroup Asia for nominal consideration. Such Indian government approvals were received in September 1997. As a result, the Company currently owns 99.8% of the shares of Intelligroup Asia. The remaining shares are expected to be transferred to the Company by Messrs. Pandey, Koneru and Valluripalli later this year. Upon consummation of such transfer, Intelligroup Asia will then be a wholly-owned subsidiary of the Company.

      In November 1996, the Company commenced operations in Singapore with the incorporation of Intelligroup Singapore Private Ltd. ("Intelligroup Singapore"). Each of the Company and Mr. Koneru owns 50% of Intelligroup Singapore.

      The Board of Directors of the Company has adopted a policy requiring that any future transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties. In addition, New Jersey law requires that any such transactions be approved by a majority of the disinterested members of the Company's Board of Directors.

      On April 17, 2000, the Company made a loan in the amount of $100,000 to Matthew Shocklee, the then President of ASPPlus Solutions North America of the Company, as evidenced by a promissory note made by Mr. Shocklee in favor of the Company (the "Note"). Following Mr. Shocklee's resignation as President of ASPPlus Solutions North America on December 7, 2000, pursuant to the terms of the Note and the Separation Agreement, the Company deducted the outstanding balance of the Note, in the amount of $100,000, from the lump sum severance payment that the Company was obligated to pay to Mr. Shocklee, in full repayment of the Note. The Note provided, among other things, for (i) repayment of the outstanding principal amount of the Note on or before December 31, 2000 or immediately upon termination of employment with the Company; (ii) the accrual of no interest on amounts outstanding under the Note during the period of Mr. Shocklee's employment by the Company; and (iii) the accrual of interest on amounts outstanding under the Note at a rate per annum equal to the Federal Funds Effective Rate announced by the Federal Reserve Bank of New York following the termination of Mr. Shocklee's employment with the Company. The largest aggregate amount of indebtedness outstanding at any time during the term of the Note was $100,000.

      During 2000, the Company provided services to FirePond which produced revenues for the Company totaling approximately $307,000. A member of the Company's Board of Directors, Klaus P. Besier, serves as the Chief Executive Officer of FirePond. The Company provided implementation services to various end clients, as a sub-contractor to FirePond. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates.

      On May 30, 2001, the Company made a loan in the amount of $60,000 to Nagarjun Valluripalli, the Chief Executive Officer and a Director of the Company, as evidenced by a compensation advance executed by Mr. Valluripalli in favor of the Company (the "Compensation Advance"). The Compensation Advance provides, among other things, for (i) repayment of the outstanding principal amount of the Compensation Advance on or before May 22, 2002; (ii) the accrual of no interest on amounts outstanding under the Compensation Advance during the period of Mr. Valluripalli's employment with the Company; and (iii) the accrual of interest on amounts outstanding under the Compensation Advance at a rate per annum equal to the Federal Funds Effective Rate announced by the Federal Reserve Bank of New York following the termination of Mr. Valluripalli's employment with the Company. The largest aggregate amount of indebtedness outstanding at any time during the term of the Compensation Advanced was $60,000.

                    PROPOSED AMENDMENT TO THE 1996 STOCK PLAN

SUMMARY OF CURRENT PLAN

      The 1996 Plan was adopted by the Board of Directors and approved by the shareholders of the Company on June 3, 1996 and became effective on July 12, 1996. Those eligible to receive stock option grants or stock purchase rights under the 1996 Plan include employees, non-employee directors and consultants. The 1996 Plan was adopted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, non-employee members of the Board and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Currently there are 4,700,000 shares of Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1996 Plan. The following summary is qualified in its entirety by reference to the 1996 Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1996 Plan may be obtained from the Secretary of the Company.

      The 1996 Plan is administered by the Compensation Committee, which is comprised of Nagarjun Valluripalli, Klaus Besier and Dennis McIntosh. The Compensation Committee determines, among other things, the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option, the exercise price of the options and the vesting schedule of the options. The 1996 Plan provides for the granting of options intended to qualify as ISOs as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company as well as NQSOs to employees, non-employee directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1996 Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. No employee may be granted ISOs which are exercisable for the first time in any calendar year to the extent that the aggregate fair market value of such option shares exceeds $100,000 as of the date of grant. Options may be exercisable for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more that 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. The exercise price of NQSOs granted under the 1996 Plan may not be less than 85% of the fair market value per share of the Common Stock on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Compensation Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Compensation Committee. The 1996 Plan will terminate on July 11, 2006.

      Subject to the terms as specified in any option agreement, if a Grantee's employment or consulting relationship terminates on account of disability, the Grantee may exercise any outstanding option for one year following the termination. If a Grantee dies while in the employ of the Company or during the period of the consulting arrangement, the Grantee's estate may exercise any outstanding option for one year following the Grantee's death. If termination is for any other reason, the Grantee may exercise any outstanding option for 90 days following such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

      The 1996 Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1996 Plan requires the execution of a restricted stock purchase agreement in a form determined by the Compensation Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a shareholder and will be a shareholder when the purchase is entered on the Company's records.

      The 1996 Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1996 Plan or that are covered by outstanding options, or in the option price per share.

      In the event of a dissolution or liquidation of the Company, the Board shall notify the Grantee at least fifteen days prior to such proposed action. To the extent not previously exercised, the outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the outstanding options will be assumed or an equivalent option will be substituted bysuch successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise all of his outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the Grantee that the option will be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      The Board may at any time amend, alter, suspend or discontinue the 1996 Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any Grantee under any grant theretofore made, without such Grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain shareholder approval of any 1996 Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1996 Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1996
Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board of Directors, which agreement must be in writing and signed by the Grantee and the Company.

FEDERAL INCOME TAX ASPECTS

      The Company believes that, under the present law, the following are the federal tax consequences generally arising with respect to awards granted under the 1996 Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an option other than an ISO, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the Company will be entitled to a deduction for the same amount. The treatment of an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

      With respect to other awards granted under the 1996 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount. The participant may elect to recognize such income equal to the fair market value of the shares or other property received at the time such award is made, in which case the Company will be entitled to a deduction for the same amount at such time. Different tax rules may apply with respect to participants who are subject to Section 16 of the 1934 Act.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1996 PLAN

      As of December 31, 2000, the Company had granted options to purchase an aggregate of 10,793,960(1) shares of Common Stock under the 1996 Plan at an average exercise price of $8.15 per share. As of December 31, 2000, 1,038,275 options to purchase shares were vested and 1,038,833 options to purchase shares had been exercised under the 1996 Plan. The following table sets forth the options granted under the 1996 Plan to: (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group;
(v) each  associate of any of such  Directors,  executive  officers or nominees;
(vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                              OPTIONS GRANTED        WEIGHTED
                                                  THROUGH            AVERAGE
          NAME                                DECEMBER 31, 2000   EXERCISE PRICE
          ----                                -----------------   --------------

Nagarjun Valluripalli....................          300,000          $   2.80

Nicholas Visco...........................          117,500          $   2.32

Ashok Pandey.............................          300,000          $   2.80

Matthew Shocklee.........................           45,000(2)       $   3.63

Rajkumar Koneru..........................          300,000          $   2.80

Klaus P. Besier..........................           40,000          $   2.21

Dennis McIntosh..........................               --                --

Gregory S. Dimit.........................               --                --

All current executive officers as a
   group (2 persons).....................          417,500          $   2.67

All current Directors who are not
   executive officers as a group (4
   persons)..............................          340,000          $   2.73

All employees, including all current
   officers who are not executive
   officers as a group (441 persons).....          280,775          $   4.01

----------

(1) Of the total options granted since the inception of the 1996 Plan, 6,385,215 of such options have been canceled as of December 31, 2000 and may be, or may have been, reissued by the Company

(2) Represents the number of vested options as of December 31, 2000. Pursuant to the terms of the Separation Agreement between the Company and Mr. Shocklee, all of Mr. Shocklee's unvested options which would have vested by December 31, 2000 were deemed vested immediately. All options that would have been unvested as of December 31, 2000 were terminated.

      As of December 31, 2000, the market value of the Common Stock underlying the 1996 Plan was $0.875 per share.

PROPOSED AMENDMENT

      Shareholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1996 Plan to increase the maximum number of shares of Common Stock available for issuance under the 1996 Plan from 4,700,000 to 5,200,000 shares and to reserve an additional 500,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted or for the issuance of stock purchase rights under the 1996 Plan.

      The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE  APPROVAL  OF THE
AMENDMENT.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of the Company has, subject to shareholder approval, retained Arthur Andersen LLP as independent auditors of the Company for the year ending December 31, 2001. Arthur Andersen LLP also served as independent auditors of the Company for 2000. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

      One or more representatives of Arthur Andersen LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

      Independent Auditors Fees and Other Matters
      -------------------------------------------

      Audit Fees.

      Arthur Andersen LLP billed the Company an aggregate of $253,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the last fiscal year.

      Financial Information Systems Design and Implementation Fees.

      Arthur Andersen LLP did not bill the Company for any professional services rendered for the most recent fiscal year in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

      All Other Fees.

      Arthur Andersen LLP billed the Company an aggregate of $231,150 in fees for other services rendered for the most recent fiscal year.


                             SHAREHOLDERS' PROPOSALS

      Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2002 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 499 Thornall Street, Edison, New Jersey 08837, in writing not later than March 15, 2002.

      Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than May 29, 2002.

      If the Company does not receive notice of a shareholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

      The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


                                     GENERAL

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

      In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

      INTELLIGROUP, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON JUNE 25, 2001, AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.



                                    By Order of the Board of Directors


                                    /s/ Nicholas Visco

                                    Nicholas Visco,
                                    Secretary




Edison, New Jersey
July 13, 2001

                                                                      APPENDIX A
                                                                      ----------

                               INTELLIGROUP, INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") has directed that an Audit Committee (the "Committee") be established to function as an overseer of Intelligroup, Inc.'s, a New Jersey corporation (the "Corporation"), financial reporting process and internal controls. This Charter has been reviewed and approved by the Board.

PREAMBLE

     Audit Committees generally are mandated by NYSE, AMEX and NASDAQ requirements and must be composed solely, or at least principally, of outside directors. Such a committee is generally responsible for reviewing with management the financial controls and accounting and reporting activities of the corporation. To the extent practicable, the members of the Audit Committee shall have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues. In performing its duties, the committee will maintain effective working relationships with the Board, management, and the internal and outside auditors.

MEMBERSHIP

The Committee shall be comprised of a minimum of three (3) independent (outside) directors. To the extent practical, the members of the Committee shall have a sufficient understanding of financial reporting and internal control principles to understand and help deal with material financial reporting and internal control issues. At least one (1) member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

Independent directors shall be defined as being independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. The following persons shall not be considered independent:

     (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three (3) years;

     (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for service on the Board, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed five percent (5%) of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years;

     (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

The Chief Financial Officer, or such similar executive officer, the Corporation's financial departments and the independent outside auditing firm shall assist the Committee in its efforts to perform its duties and responsibilities.

AUTHORITY

The Board  delegates  to the  Committee  the  authority  to  review,  report and recommend with regard to the (a) qualifications and selection of the Corporation's independent accountants, (b) scope, fees and results of any audit, and (c) non-audit services and related fees.

The Committee shall have direct and uninhibited access to all financial, legal and other staff and advisors of the Corporation. Advisors and staff members of the Committee may assist the Committee members in defining their roles and responsibilities, consult with Committee members regarding a specific audit or other issues that may arise in the course of the Committee's duties, and conduct independent investigations, studies or tests. The Committee shall have the authority to employ accountants, attorneys or other advisors to assist the Committee in special circumstances approved by the majority of the Board. The Committee shall meet quarterly, and, as necessary, at the call of the Board. The Committee shall submit a written report to the Board subsequent to any meeting.

The outside auditors are ultimately responsible to the Board and the Committee. Therefore, the Committee shall have the authority to select, evaluate and/or replace the Corporation's outside audit firm (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement) and outside legal counsel and the Corporation's internal senior legal counsel of record and senior auditing executive.

PRINCIPAL FUNCTIONS

The following lists the principal functions of the Committee:

o Interview and recommend which firm to engage as the Corporation's outside auditors and review and evaluate the performance of this firm on an ongoing basis. Annually, the Committee shall review and recommend to the Board the Corporation's outside auditors, subject to stockholder approval.

o Interview and recommend which firm to engage as the Corporation's outside legal counsel and review and evaluate the performance of this firm on an ongoing basis.

o Review the outside auditors' compensation and the proposed terms of its engagement.

o Review the outside legal counsel's compensation, the proposed terms of its engagement and its independence from management.

o Review the appointment and replacement of the senior internal auditing executive and senior internal legal counsel.

o Serve as a channel of communication between the outside auditors and the Board and between the senior internal auditing executive and the Board.

o Review the results of each outside audit, including any qualifications in the outside auditors' opinion, any related management letter, management's responses to recommendations made by the outside auditors in connection with the audit, reports submitted to the Committee by the internal auditing department that are material to the Corporation as a whole and management's responses to those reports.

o Review the Corporation's annual financial statements and any significant disputes between management and the outside auditors that arise in connection with the preparation of those financial statements.

o Review the interim financial statements with management and the outside auditors prior to the filing of the Corporation's Quarterly Reports on Form 10-Q and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o Consider, in consultation with the outside auditors and the senior internal auditing executive the adequacy of the Corporation's internal financial controls. Among other things, these controls must be designed to provide reasonable assurance that the Corporation's publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

o Consider major changes and other major questions of choice regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Corporation's financial statements.

o Review the procedures employed by the Corporation in preparing published financial statements and related management commentaries.

o Meet periodically with management to review the Corporation's major financial risk exposures and the risks associated with any significant litigation actions being addressed by the Corporation.

o Review major issues regarding accounting principles and practices that could significantly affect the Corporation's financial statements.

o Meet with the Corporation's outside auditors prior to the commencement of the audit to review the planning and staffing of the audit and to discuss any particular areas that may require emphasis or special procedures during that particular year's audit.

o Ensure receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Corporation, consistent with Independence Standards Board Standard 1.

o Actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact upon the objectivity and independence of the auditors.

o Take all appropriate action or recommend that the Board take appropriate action to oversee and ensure the independence of the outside auditors.

LIMITATIONS

According to Section 14A:6-9 of the New Jersey Business Corporation Act, there are certain powers that the Board may not lawfully delegate to the Committee. Such powers include, but are not limited to, the following:

     1.   Making, altering or repealing any by-law of the Corporation.

     2. Electing or appointing any director, or removing any officer or director.

     3. Submitting to shareholders any action that requires shareholders' approval.

     4. Amending or repealing any resolution theretofore adopted by the Board which by its terms is amendable or repealable only by the Board.

Accordingly, the Committee shall not have any authority with respect to the foregoing.

After the completion of the Corporation's annual audit, the Committee shall review with the outside auditors any problems or difficulties that the outside auditors may have encountered, any management letter provided by the auditors, and the Corporation's response to that letter. With respect to any areas identified as requiring special audit procedures, the Committee shall review the findings of the outside auditors and determine whether revisions to corporate policy or procedures are necessary. The Committee shall periodically evaluate the degree of independence of the Corporation's outside auditors, including any effect of non-audit services provided by the outside accounting firm.

Within a similar context, the Committee shall have the authority to periodically meet with the Corporation's outside legal counsel or internal counsel to review all appropriate areas of management's activities and determine any problems or difficulties that such counsel may be encountering, any management letter provided by the Corporation's outside legal counsel and the Corporation's response to that letter.

While most meetings with outside auditors and legal counsel will be conducted in the presence of the Chief Financial Officer, or such similar executive officer, and other members of management, the Committee shall have the authority to
periodically   meet  the  outside   auditors  and  legal  counsel   without  the
participation of management to determine whether the auditors and/or legal counsel had the full cooperation of management, if there are any matters regarding the Corporation and its financial and legal affairs and records that make these outside firms uncomfortable and whether the accounting systems and controls required are in place or need strengthening in the judgment of such auditors and legal counsel.

OTHER RESPONSIBILITIES

The Committee may be also assigned other responsibilities related to the reliability of the Corporation's financial results and related matters such as preliminary review of annual and quarterly reports and review of periodic filings with the Securities and Exchange Commission.

REVIEW OF CHARTER

The Committee shall review and reassess the adequacy of this Charter on an annual basis.

Adopted by the Board of Directors
as of May 1, 2000.

                                                                      APPENDIX B
                                                                      ----------


                              INTELLIGROUP, INC.

                           1996 STOCK PLAN, AS AMENDED


      1.  Purposes of the Plan.  The  purposes of this Stock Plan are to attract
          --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

      2.  Certain  Definitions.  As used herein, the following definitions shall
          --------------------
apply:

            (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

            (e) "Common Stock" means the Common Stock of the Company.

            (f) "Company" means Intelligroup, Inc., a New Jersey corporation.

            (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

            (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

            (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

                  (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (n) "Option" means a stock option granted pursuant to the Plan.

            (o) "Optioned Stock" means the Common Stock subject to an Option.

            (p) "Optionee" means an Employee or Consultant who receives an Option.

            (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (r) "Plan" means this 1996 Stock Plan.

            (s) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of stock purchase rights under Section 11 below.

            (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.    Stock Subject to the Plan.   Subject to the provisions of Section 13
            -------------------------
of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 5,200,000 shares of Common Stock if an initial public offering of Common Stock shall have been consummated, and 700,000 shares of Common Stock if an initial public offering of Common Stock shall not have been consummated. The shares may be authorized, but unissued, or reacquired Common Stock.

            If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4.    Administration of the Plan.
            --------------------------

            (a)   Procedure.
                  ---------

                  (i)  Administration  With Respect to Directors  and  Officers.
                       --------------------------------------------------------
      With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                  (ii)  Multiple  Administrative  Bodies.  If  permitted by Rule
                        --------------------------------
      16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                  (iii)  Administration  With Respect to  Consultants  and Other
                         -------------------------------------------------------
      Employees.  With respect to grants of Options or stock purchase  rights to
      ---------
      Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of New Jersey corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

            (b) Powers of the  Administrator.  Subject to the  provisions of the
                ----------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                  (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                  (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                  (viii)to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                  (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                  (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

            (c)   Effect of Committee's Decision.  All decisions, determinations
                  ------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5.    Eligibility.
            -----------

            (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

            (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

            (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

      6.    Term of Plan.    The Plan shall become effective upon the earlier to
            ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

      7.    Term of Option.  The term of each Option shall be the term stated in
            --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

      8.    Option Exercise Price and Consideration.
            ---------------------------------------

            (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                  (i)   In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii)  In the case of a Nonstatutory Stock Option

                        (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                        (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      9.    Exercise of Option.
            ------------------

            (a)   Procedure for Exercise;  Rights as a  Shareholder.  Any Option
                  -------------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b)   Termination of  Employment.  In the event of termination of an
                  --------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (c)   Disability  of Optionee.  Notwithstanding  the  provisions  of
                  -----------------------
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (d)   Death of Optionee.   In the event of the death of an Optionee,
                  -----------------
th Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (e)   Rule 16b-3.   Options granted to  persons  subject to  Section
                  ----------
16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (f)   Buyout Provisions.  The Administrator may at any time offer to
                  -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      10.   Non-Transferability of Options. The Option may not be sold, pledged,
            ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      11.   Stock Purchase Rights.
            ---------------------

            (a)   Rights to Purchase. Stock purchase rights may be issued either
                  ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

            (b)   Repurchase  Option.   Unless  the   Administrator   determines
                  ------------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

            (c)   Other Provisions.   The  Restricted  Stock  purchase agreement
                  ----------------
shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

            (d)   Rights as a  Shareholder.  Once the  stock  purchase  right is
                  ------------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

      12.   Stock Withholding to Satisfy  Withholding  Tax  Obligations.  At the
            -----------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

            All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a)  the election  must be made on or  prior to the  applicable  Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator;

            (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

            13.   Adjustments Upon Changes in Capitalization or Merger.  Subject
                  ----------------------------------------------------
to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

            14.  Time of Granting Options. The date of grant of an Option shall,
                 ------------------------
for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

            15.  Amendment and Termination of the Plan.
                 -------------------------------------

            (a)  Amendment  and  Termination.  The Board may at any time  amend,
                 ---------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the

Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b)   Effect of Amendment  or  Termination.  Any such  amendment  or
                  ------------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      16.   Conditions Upon  Issuance  of  Shares.  Shares  shall  not be issued
            -------------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      17.   Reservation of Shares.   The Company, during the term of this  Plan,
            ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      18.   Agreements.  Options and stock purchase rights shall be evidenced by
            ----------
written agreements in such form as the Board shall approve from time to time.

      19.   Shareholder Approval.  Continuance  of the Plan  shall be subject to
            ---------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

      20.  Information to Optionees. The Company shall provide to each Optionee,
           ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                               INTELLIGROUP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Nagarjun Valluripalli and Nicholas Visco, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Intelligroup, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Hotel, 515 Route One South, Iselin, New Jersey at 2:00 P.M., local time, on Thursday, August 16, 2001 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTELLIGROUP, INC.

  Please mark your votes as in this example. |X|

                                                     To  withhold  authority  to
                                                     vote, mark "For All Except"
                            For  Withhold  For All   and write the nominee's
1. ELECTION OF DIRECTORS.   All    All     Except    number on the line below.
                            [ ]    [ ]      [  ]     ---------------------------

   Nominees:  01  Nagarjun Valluripalli, 02) Rajkumar Koneru,
              03) Klaus P. Besier, 04) Dennis McIntosh
              05) Gregory Dimit

VOTE ON PROPOSALS

2. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER SUCH PLAN FROM 4,700,000 TO 5,200,000.

                For             Against         Abstain
                [ ]               [ ]             [  ]

3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

                For             Against         Abstain
                [ ]               [ ]             [  ]

4. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE:THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS  HEREON.  WHEN SHARES
     ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

If you would like to attend the Annual Meeting, please check the box to the right. |_|

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Signature (PLEASE SIGN WITHIN BOX) Date    Signature (Joint Owners)         Date